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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 8, 1999

                              E-SYNC NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      0-2401              06-0625999
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)         File Number)      Identification No.)


                       35 Nutmeg Drive, Trumbull, CT 06611
                    (Address of principal executive offices)

                                 (203) 601-3000
                           (Issuer's telephone number)


(Former name, former address and former fiscal year, if changed since last report)
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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

(a) On November 8, 1999, E-Sync Networks, Inc. (the "Company") acquired 100% of the outstanding stock of Braincraft Learning Technologies, Inc. ("Braincraft") in exchange for $250,000 of cash and 671,676 shares of the Company's common stock (the "Acquisition"). The Acquisition was effected through the merger (the "Merger") of BLT Acquisition Corp., a wholly owned subsidiary of the Company ("BLT"), with and into Braincraft, pursuant to an Agreement and Plan of Merger, dated as of September 27, 1999, by and among the Company, BLT, Braincraft, Dan Stechow and Kevin Marth, the stockholders of Braincraft (the "Stockholders"), as amended (the "Agreement"). Braincraft was the surviving entity in the Merger (the "Surviving Corporation") and became a wholly owned subsidiary of the Company thereby. The Merger was effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York on November 16, 1999 (the "Effective Time").

         Pursuant to the Agreement, each outstanding share of Braincraft common stock, par value $0.01 per share (the "Braincraft Common Stock"), has been converted into the right to receive cash equal to $0.25 per share ("Cash Consideration") and 0.671676 shares of the Company's common stock, par value $0.01 per share (the "Company Common Stock"), per share ("Share Consideration"). The aggregate consideration paid for the Braincraft Common Stock pursuant to the Agreement was $250,000 of cash and 671,676 shares of the Company Common Stock. As of the Effective Time, the shares of Braincraft Common Stock that were owned by Braincraft as treasury stock or by any direct or indirect subsidiary of Braincraft were canceled and retired. No payment was, or will be, made with respect to such shares of Braincraft Common Stock.

         Each holder of options to purchase shares of Braincraft Common Stock that were issued by Braincraft and were outstanding at the Effective Time whether vested or unvested (the "Braincraft Options"), have been converted into options to purchase the number of shares of the Company Common Stock equal to 0.671676 multiplied by the number of shares of Braincraft Common Stock issuable upon exercise of such Braincraft Options immediately prior to the Effective Time, such number to be rounded down to the nearest whole share of the Company Common Stock. The exercise price per share of each converted Braincraft Option is equal to the exercise price of such Braincraft Option at the Effective Time divided by 0.671676, such price to be rounded up to the nearest whole cent. A total of 194,750 Braincraft Options were converted into options to purchase a maximum of 130,809 shares of the Company Common Stock at an exercise price of either $2.98 or $5.02 per share depending on the exercise price of the original underlying Braincraft Option.

         The Agreement provides for the Stockholders to receive additional shares of the Company Common Stock as follows. If, at the close of business on the first business day following the sixtieth day from the Effective Time (the"Contingent Payment Time"), the Surviving Corporation has exceeded $230,000 in Cash Receipts (as defined below), but has not exceeded $280,000


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         in Cash Receipts, then the Company shall deliver to the Stockholders
         (in proportion to the Share Consideration received by each Stockholder at the Effective Time) 5,040 shares of the Company Common Stock. If, at the Contingent Payment Time, the Surviving Corporation has exceeded $280,000 in Cash Receipts, then the Company shall deliver to the Stockholders (in proportion to the Share Consideration received by each Stockholder at the Effective Time) 10,080 shares of the Company Common Stock. "Cash Receipts" shall mean the sum of (x) the aggregate cash receipts from sales of products and services received by the Surviving Corporation from the Effective Time through the Contingent Payment Time, and (y) to the extent cash receipts therefrom are not included in clause (x), the amount that would have been billed to an unaffiliated third party for any services provided by the Surviving Corporation to the Parent from the Effective Time through the Contingent Payment Time.

         Pursuant to the Merger Agreement, the Company appointed the Stockholders to serve on the Board of Directors of the Surviving Corporation and the Surviving Corporation has entered into employment agreements with each Stockholder.

         Braincraft is a leading provider of web-based corporate communication and training tools to major enterprise clients. The addition of Braincraft enables the Company to leverage Braincraft's expertise in the development of innovative communications solutions across internal and external settings.

         The Company financed the acquisition of Braincraft primarily through the issuance of the Company Common Stock. The $250,000 Cash Consideration came from the Company's internal funds.

         The Agreement is attached as Exhibit 2.1 hereto, and such Agreement is incorporated by reference herein. Amendment No. 1 to the Agreement, dated as of November 8, 1999, is attached as Exhibit 2.2 hereto, and such Amendment is incorporated by reference herein. The descriptions of the Agreement, the Amendment and the transactions contemplated thereunder contained herein are qualified in their entirety by reference to the Agreement and the Amendment.

         Attached as Exhibit 99.1 hereto is the Company's press release announcing the consummation of the transactions contemplated by the Agreement.

(b) Certain of the assets of Braincraft constitute equipment and other physical property. Such assets were used by Braincraft in the operation of its business. The Surviving Corporation intends to continue substantially the same use for such acquired assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired






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         It is currently impracticable for the Company to file with this Form
         8-K the historical financial information of Braincraft required to be filed pursuant to Item 7(a) of Form 8-K. Such financial information will be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed.

(b)      Pro Forma Financial Information

         It is currently impracticable for the Company to file with this Form 8-K the pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K. Such pro forma financial information will be filed by amendment not later than 60 days after the date on which this Form 8-K must be filed.

(c)    Exhibits

         2.1 Agreement and Plan of Merger, dated as of September 27, 1999, by and among E-Sync Networks, Inc., Braincraft Learning Technologies, Inc., BLT Acquisition Corp., Dan Stechow and Kevin Marth.

         2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 8, 1999, by and among E-Sync Networks, Inc., Braincraft Learning Technologies, Inc., BLT Acquisition Corp., Dan Stechow and Kevin Marth.

         99.1     Press Release.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            E-SYNC NETWORKS, INC.



Date: November 23, 1999                     By:  /s/ Frank J. Connolly, Jr.
                                            ------------------------------------
                                            Name: Frank J. Connolly, Jr.
                                            Title: Chief Financial Officer




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                                Index to Exhibits

         2.1 Agreement and Plan of Merger, dated as of September 27, 1999, by and among E-Sync Networks, Inc., Braincraft Learning Technologies, Inc., BLT Acquisition Corp., Dan Stechow and Kevin Marth.*

         2.2 Amendment No. 1 to the Agreement and Plan of Merger, dated as of November 8, 1999, by and among E-Sync Networks, Inc., Braincraft Learning Technologies, Inc., BLT Acquisition Corp., Dan Stechow and Kevin Marth.

         99.1     Press Release.


* The following exhibits and schedules to the Agreement and Plan of Merger were not filed herewith pursuant to Item 601 of Regulation S-B:

                  Form of Certificate of Merger
                  Form of Promissory Note
                  Form of Stechow Employment Agreement
                  Form of Marth Employment Agreement
                  Form of Escrow Agreement
                  Form of Stockholders' Agreement
                  Form of Company Counsel Opinion
                  Form of Company Compliance Certificate
                  Form of Payroll Tax Certificate
                  Form of Settlement Certificate
                  Form of Parent and Purchaser Counsel Opinion
                  Form of Registration Rights Agreement
                  Form of Parent Compliance Certificate
                  Form of Incentive Stock Option Agreement
                  Form of Non-Qualified Stock Option Agreement


The Registrant will furnish copies of such exhibits and schedules to the Commission upon request.



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